Supplement dated November 3, 2010 to:
Value Line Emerging Opportunities Fund, Inc. Prospectus dated August 1, 2010	Value Line Premier Growth Fund. Inc. Prospectus dated May 1, 2010

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Prospectus and all applicable Supplements.

At a special meeting of shareholders of the Fund held on October 26, 2010, shareholders approved the following proposal with respect to the Value Line Emerging Opportunities Fund, Inc. and the Value Line Premier Growth Fund. Inc.:

To elect three nominees for Directors of each Fund, each of whom will serve until he or she resigns, is removed, dies or becomes incapacitated.

At a separate special meeting of shareholders of the Fund also held on October 26, 2010, a quorum was not reach because the requisite number of shares was not represented with regard to the following proposal with respect to the Value Line Emerging Opportunities Fund, Inc. and the Value Line Premier Growth Fund. Inc.:

To approve a new investment advisory agreement between each Fund and EULAV Asset Management.

The meetings were called because the Board of Directors/Trustees (collectively, the “Board”) recommended that each Fund’s shareholders elect three persons, Ms. Joyce Heinzerling and Messrs. Mitchell E. Appel and Daniel S. Vandivort, to serve as directors.  The meetings were also called in light of the intention by Value Line, Inc. (“VLI”), the parent company of EULAV Asset Management, LLC, the Funds’ investment adviser (“the Adviser”) and EULAV Securities, Inc., the Funds’ principal underwriter (the “Distributor”), to restructure the ownership and control of the Adviser and the Distributor as more fully described in the Proxy Statement (the “Restructuring”).  Upon the closing of the Restructuring (the “Closing”) each Fund’s current investment advisory agreement with the Adviser (the “Current Investment Advisory Agreement”) will terminate. As a result, the new investment advisory agreement between the restructured Adviser (which will be named EULAV Asset Management) and each Fund (the “New Investment Advisory Agreement”) was proposed.  Upon the Closing, which is expected to occur prior to December 23, 2010, the newly elected directors are expected to begin serving on the Board.

With respect to the proposal to approve a New Investment Advisory Agreement between each Fund and the restructured Adviser, the meeting was adjourned and will reconvene on November 24, 2010, at 11:30 a.m. Eastern time at the offices of Wilmer Cutler Pickering Hale and Dorr LLP located at 399 Park Avenue, New York, New York 10022.  Each shareholder of record as of the close of business on August 25, 2010 (the “Record Date”) is entitled to notice and to vote at the meeting.  On or around September 22, 2010, a proxy statement (the “Proxy Statement”) describing the proposal to be considered at the meeting was sent to each shareholder of record as of the Record Date.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
FOR FUTURE REFERENCE